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                                 Exhibit 10(W)

                          Reinsurance Pooling Agreement
                              Amended and Restated
                              As of January 1, 2000

                                  By and among

                    State Automobile Mutual Insurance Company
               State Auto Property and Casualty Insurance Company
                            Milbank Insurance Company
                       Midwest Security Insurance Company
                       Farmers Casualty Insurance Company
                          State Auto Insurance Company

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                                                                          Page 1

                          REINSURANCE POOLING AGREEMENT
                          -----------------------------
                              AMENDED AND RESTATED
                              --------------------
                              AS OF JANUARY 1, 2000
                              ---------------------


         This Reinsurance Pooling Agreement Amended and Restated effective as of 12:01 a.m., Eastern Standard Time, January 1, 2000 (the "2000 Pooling Agreement") is by and among State Automobile Mutual Insurance Company, 518 East Broad Street, Columbus, Ohio (hereinafter referred to as "State Auto Mutual"), State Auto Property and Casualty Insurance Company, 112 South Main Street, Greer, South Carolina (hereinafter referred to as "State Auto P&C"), Milbank Insurance Company, East Highway 12, Milbank, South Dakota (hereinafter referred to as "Milbank"), Midwest Security Insurance Company, 2700 Midwest Drive, Onalaska, Wisconsin (hereinafter referred to as "Midwest Security"), Farmers Casualty Insurance Company, 1300 Woodland Drive, West Des Moines, Iowa (hereinafter referred to as "Farmers Casualty") and State Auto Insurance Company, 518 East Broad Street, Columbus, Ohio ("State Auto IC"). (State Auto Mutual, State Auto P&C, Milbank, Midwest Security, Farmers Casualty and State Auto IC are herein collectively referred to as the "Pooled Companies" and individually as a "Pooled Company").

                             BACKGROUND INFORMATION
                             ----------------------

         The Pooled Companies have determined that their business operations should be conducted by employees of State Auto P&C on behalf of each of the Pooled Companies and that State Auto Mutual should remain as the agent for each of the Pooled Companies with respect to collecting and disbursing funds as required by the Pooled Companies' business operations. These arrangements have been effected through the Management Agreement dated January 1, 2000 (the "2000 Management Agreement"), as to Midwest Security through the Amended and Restated Management Agreement dated effective January 1, 2000 (the "2000 Midwest Management Agreement"), as to Farmers Casualty through the Amended and Restated Management Agreement dated effective January 1, 2000 (the "2000 Farmers Casualty Management Agreement") and by means of mutual reinsurance on a percentage basis as herein provided.

         State Auto Mutual and State Auto P&C originally entered into an intercompany Reinsurance Agreement effective as of 12:01 a.m., January 1, 1987 (the "Reinsurance Agreement").

         The Reinsurance Agreement has since been amended by an Addendum effective January 1, 1987, adding insolvency and arbitration provisions; by Amendment Number 1 effective as of January 1, 1992 amending the pooling percentages from 20% State Auto P&C - 80% State Auto Mutual to 30% and 70% respectively; by Amendment Number 2 effective as of January 1, 1991 excluding post retirement health care benefits liability as a pooled expense and as of January 1, 1994 excluding post employment benefits liability as a pooled expense; and by Amendment Number 3 effective as of January 1, 1995 adding Milbank as a party and adjusting the pooling percentages as follows: State Auto P&C 35%, State Auto Mutual 55% and Milbank 10% and by an Amended and Restated Reinsurance Pooling Agreement dated July 1, 1996 (the "7/1/96 Reinsurance Agreement"), which excluded from the Reinsurance Agreement catastrophic loss claims and loss adjustment expenses incurred by State Auto Mutual,


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State Auto P&C and Milbank in the amount of $100,000,000 in excess of
$120,000,000 of such losses and loss adjustment expense and the premiums for such exposure; and by an Amended and Restated Reinsurance Pooling Agreement effective January 1, 1998 (the "'98 Pooling Agreement") which added Midwest Security as a party and adjusted the Respective Percentages (as defined below) to State Auto P&C 37%, State Auto Mutual 52%, Milbank 10%, and Midwest Security 1%; and by a Reinsurance Pooling Agreement Amended and Restated as of January 1, 1999 (hereafter referred to as the "'99 Pooling Agreement") which added Farmers Casualty as a party and adjusted the Respective Percentages to State Auto P&C-37%, State Auto Mutual-49%, Milbank-10%, Farmers Casualty-3%, Midwest Security-1%. In addition to the foregoing amendments to the pooling arrangement as set forth in the various agreements, each of these agreements and this 2000 Pooling Agreement is subject to the Guaranty Agreement dated as of May 16, 1991 between State Auto Mutual and State Auto P&C (the "Reserve Guaranty Agreement").

         The parties desire to amend and restate the '99 Pooling Agreement as the 2000 Pooling Agreement, to provide for the continuation of the pooling arrangement it effects, including the above-described previous amendments and the additional amendments incorporated herein, which include the following: to remove from the scope of the 2000 Pooling Agreement the premiums, losses, underwriting and administrative expenses attributable to State Auto Mutual's voluntary assumption of reinsurance from third parties which are unaffiliated with State Auto Mutual, which voluntary assumed reinsurance contracts/treaties initially commenced on or after January 1, 1999 (this January 1, 1999 and after voluntary third party assumption reinsurance is hereafter referred to as the "State Auto Mutual Reinsurance Book"); to add State Auto IC as a new party; to remove an exclusion for post retirement health care benefits liabilities; and post employment benefits liabilities and to adjust the Respective Percentages as set forth below.


                             STATEMENT OF AGREEMENT
                             ----------------------

         In consideration of the mutual covenants set forth herein and INTENDING TO BE LEGALLY BOUND HEREBY, the parties hereto hereby agree as follows:

         1.       DEFINITIONS: As used in this Agreement:

                  (a) "Net Liabilities" shall mean all direct liabilities plus reinsurance assumed minus reinsurance ceded, except as otherwise expressly excluded below, provided that the parties hereto expressly understand and agree that Net Liabilities excludes any and all liabilities arising out of the State Auto Mutual Reinsurance Book for such reinsurance assumed on and after January 1, 2000.

                  (b) "Net Premiums" shall mean all direct premiums plus reinsurance assumed minus reinsurance ceded, except as otherwise expressly excluded below, provided that the parties hereto expressly understand and agree that Net Premiums excludes any and all premiums arising out of the State Auto


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                  Mutual Reinsurance Book for such reinsurance assumed on and after January 1, 2000.

                  c.       "Respective Percentage" shall be:
                                    As to State Auto IC       1%
                                    As to Farmers Casualty    3%
                                    As to Midwest Security    1%
                                    As to Milbank             10%
                                    As to State Auto P&C      39%
                                    As to State Auto Mutual   46%

         2.       CESSION:

                  (a) STATE AUTO P&C CESSION: State Auto Mutual hereby reinsures and assumes and State Auto P&C hereby cedes and transfers to State Auto Mutual all Net Liabilities incurred under or in connection with all contracts and policies of insurance issued by State Auto P&C outstanding and in force as of and subsequent to 12:01 a.m. Eastern Standard Time, January 1, 2000. Such liabilities shall include State Auto P&C's reserves for unearned premiums, outstanding losses and loss expenses (including unreported losses) and all other outstanding underwriting and administrative expenses as evidenced by State Auto P&C's books and records at the close of business on December 31, 1999, but shall not include intercompany balances, liabilities incurred in connection with the investment transactions of State Auto P&C, liabilities for dividends to stockholders declared and unpaid, other liabilities not incurred in connection with underwriting operations and liabilities arising out of the State Auto Mutual Reinsurance Book. It is further agreed State Auto Mutual shall receive the Net Premiums for said contracts and policies.

                  (b) MILBANK CESSION: State Auto Mutual hereby reinsures and assumes and Milbank hereby cedes and transfers to State Auto Mutual all Net Liabilities incurred under or in connection with all contracts and policies of insurance issued by Milbank outstanding and in force as of and subsequent to 12:01 a.m. EST, January 1, 2000. Such liabilities shall include Milbank's reserves for unearned premiums, outstanding losses and loss expenses (including unreported losses) and all other outstanding underwriting and administrative expenses as evidenced by Milbank's books and records at the close of business on December 31, 1999, but shall not include intercompany balances, liabilities incurred in connection with the investment transactions of Milbank, liabilities for dividends to stockholders declared and unpaid, other liabilities not incurred in connection with underwriting operations and liabilities arising out of the State

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                  Auto Mutual Reinsurance Book. It is further agreed that State
                  Auto Mutual shall receive the Net Premiums for said contracts and policies.

                  (c) MIDWEST SECURITY CESSION: State Auto Mutual hereby reinsures and assumes and Midwest Security hereby cedes and transfers to State Auto Mutual all Net Liabilities incurred under or in connection with all contracts and policies of insurance issued by Midwest Security outstanding and in force as of and subsequent to 12:01 a.m. EST, January 1, 2000. Such liabilities shall include Midwest Security's reserves for unearned premiums, outstanding losses and loss expenses (including unreported losses) and all other outstanding underwriting and administrative expenses as evidenced by Midwest Security's books and records at the close of business on December 31, 1999, but shall not include intercompany balances, liabilities incurred in connection with the investment transactions of Midwest Security, liabilities for dividends to stockholders declared and unpaid, other liabilities not incurred in connection with underwriting operations and liabilities arising out of the State Auto Mutual Reinsurance Book. It is further agreed that State Auto Mutual shall receive the Net Premiums for said contracts and policies.

                  (d) FARMERS CASUALTY CESSION: State Auto Mutual hereby reinsures and assumes and Farmers Casualty hereby cedes and transfers to State Auto Mutual all Net Liabilities incurred under or in connection with all contracts and policies of insurance issued by Farmers Casualty outstanding and in force as of and subsequent to 12:01 a.m. EST, January 1, 2000. Such liabilities shall include Farmers Casualty's reserves for unearned premiums, outstanding losses and loss expenses (including unreported losses) and all other outstanding underwriting and administrative expenses as evidenced by Farmers Casualty's books and records at the close of business on December 31, 1999, but shall not include intercompany balances, liabilities incurred in connection with the investment transactions of Farmers Casualty, liabilities for dividends to stockholders declared and unpaid, other liabilities not incurred in connection with underwriting operations and liabilities arising out of the State Auto Mutual Reinsurance Book. It is further agreed that State Auto Mutual shall receive the Net Premiums for said contracts and policies.

                  (e) STATE AUTO IC CESSION: State Auto Mutual hereby reinsures and assumes and State Auto IC hereby cedes and transfers to State Auto Mutual all Net Liabilities incurred under or in connection with all contracts and policies of

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                  insurance issued by State Auto IC outstanding and in force as of and subsequent to 12:01 a.m. EST, January 1, 2000. Such liabilities shall include State Auto IC's reserves for unearned premiums, outstanding losses and loss expenses (including unreported losses) and all other outstanding underwriting and administrative expenses as evidenced by State Auto IC's books and records at the close of business on December 31, 1999, but shall not include intercompany balances, liabilities incurred in connection with the investment transactions of State Auto IC, liabilities for dividends to stockholders declared and unpaid, other liabilities not incurred in connection with underwriting operations and liabilities arising out of the State Auto Mutual Reinsurance Book. It is further agreed that State Auto Mutual shall receive the Net Premiums for said contracts and policies.


         3.       ASSETS TRANSFER TO STATE AUTO MUTUAL:

                  (a) STATE AUTO P&C: In consideration of the agreements herein contained, State Auto P&C hereby agrees that there has been or will be assigned and transferred to State Auto Mutual an amount, in cash or other assets, equal to the aggregate of all liabilities of State Auto P&C assumed by State Auto Mutual under paragraph 2(a) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There have been included among the assets assigned and transferred to State Auto Mutual by State Auto P&C all of the right, title and interest of State Auto P&C in and to all assets relative to the underwriting operations of State Auto P&C, due or that became due, as evidenced by its books and records at the close of business on December 31, 1999, not including investments, accrued investment income, intercompany balances and bank deposits.

                  (b) MILBANK: In consideration of the agreements herein contained, Milbank hereby agrees that there has been or will be assigned and transferred to State Auto Mutual an amount, in cash or other assets, equal to the aggregate of all liabilities of Milbank assumed by State Auto Mutual under paragraph 2(b) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to State Auto Mutual by Milbank all of the right, title and interest of Milbank in and to all assets relative to the underwriting operations of Milbank due or that

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                  may become due as evidenced by its books and records at the close of business on December 31, 1999 not including investments, accrued investment income, intercompany balances and bank deposits.

                  (c) MIDWEST SECURITY: In consideration of the agreements herein contained, Midwest Security hereby agrees that there has been or will be assigned and transferred to State Auto Mutual an amount, in cash or other assets, equal to the aggregate of all liabilities of Midwest Security assumed by State Auto Mutual under paragraph 2(c) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to State Auto Mutual by Midwest Security all of the right, title and interest of Midwest Security in and to all assets relative to the underwriting operations of Midwest Security due or that may become due as evidenced by its books and records at the close of business on December 31, 1999, not including investments, accrued investment income, intercompany balances and bank deposits.

                  (d) FARMERS CASUALTY: In consideration of the agreements herein contained, Farmers Casualty hereby agrees that there has been or will be assigned and transferred to State Auto Mutual an amount, in cash or other assets, equal to the aggregate of all liabilities of Farmers Casualty assumed by State Auto Mutual under paragraph 2(d) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to State Auto Mutual by Farmers Casualty all of the right, title and interest of Farmers Casualty in and to all assets relative to the underwriting operations of Farmers Casualty due or that may become due as evidenced by its books and records at the close of business on December 31, 1999, not including investments, accrued investment income, intercompany balances and bank deposits.

                  (e) State Auto IC: In consideration of the agreements herein contained, State Auto IC hereby agrees that there has been or will be assigned and transferred to State Auto Mutual an amount, in cash or other assets, equal to the aggregate of all liabilities of State Auto IC assumed by State Auto Mutual under paragraph 2(e) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included

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                  among the assets assigned and transferred to State Auto Mutual by State Auto IC all of the right, title and interest of State Auto IC in and to all assets relative to the underwriting operations of State Auto IC due or that may become due as evidenced by its books and records at the close of business on December 31, 1999, not including investments, accrued investment income, intercompany balances and bank deposits.

         4.       ASSUMPTION OF REINSURANCE:

                  (a) STATE AUTO P&C: State Auto P&C hereby reinsures and assumes and State Auto Mutual hereby cedes and transfers to State Auto P&C its Respective Percentage of all Net Liabilities under all contracts and policies of insurance, (including those ceded by State Auto P&C and reinsured by State Auto Mutual as provided in paragraph 2(a)), on which State Auto Mutual is subject to liability and which are outstanding and in force on or after the effective date hereof.

                  Such liabilities shall include reserves for unearned premiums, outstanding losses (including unreported losses) and loss expenses and all other underwriting and administrative expenses, but shall not include intercompany balances, liabilities for federal income taxes, liabilities incurred in connection with investment transactions, liabilities for dividends to stockholders declared and unpaid, other liabilities not incurred in connection with underwriting operations and liabilities arising out of the State Auto Mutual Reinsurance Book.

                  (b) MILBANK: Milbank hereby reinsures and assumes and State Auto Mutual hereby cedes and transfers to Milbank its Respective Percentage of all Net Liabilities under all contracts and policies of insurance, (including those ceded by Milbank and reinsured by State Auto Mutual as provided in paragraph 2(b)), on which State Auto Mutual is subject to liability and which are outstanding and in force on or after the effective date hereof.

                  Such liabilities shall include reserves for unearned premiums, outstanding losses (including unreported losses) and loss expenses and all other underwriting and administrative expenses, but shall not include intercompany balances, liabilities for federal income taxes, liabilities incurred in connection with investment transactions, liabilities for dividends to stockholders declared and unpaid, other liabilities not incurred in connection with underwriting operations and liabilities arising out of the State Auto Mutual Reinsurance Book.

                  (c) MIDWEST SECURITY: Midwest Security hereby reinsures and assumes and State Auto Mutual hereby cedes and transfers to Midwest Security its Respective Percentage of all

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                                                                          Page 8

                  Net Liabilities under all contracts and policies of insurance, (including those ceded by Midwest Security and reinsured by State Auto Mutual as provided in paragraph 2(c)), on which State Auto Mutual is subject to liability and which are outstanding and in force on or after the effective date hereof.

                  Such liabilities shall include reserves for unearned premiums, outstanding losses (including unreported losses) and loss expenses and all other underwriting and administrative expenses, but shall not include intercompany balances, liabilities for federal income taxes, liabilities incurred in connection with investment transactions, liabilities for dividends to stockholders declared and unpaid, other liabilities not incurred in connection with underwriting operations and liabilities arising out of the State Auto Mutual Reinsurance Book.

                  (d) FARMERS CASUALTY: Farmers Casualty hereby reinsures and assumes and State Auto Mutual hereby cedes and transfers to Farmers Casualty its Respective Percentage of all Net Liabilities under all contracts and policies of insurance, (including those ceded by Farmers Casualty and reinsured by State Auto Mutual as provided in paragraph 2(d)), on which State Auto Mutual is subject to liability and which are outstanding and in force on or after the effective date hereof.

                  Such liabilities shall include reserves for unearned premiums, outstanding losses (including unreported losses) and loss expenses and all other underwriting and administrative expenses, but shall not include intercompany balances, liabilities for federal income taxes, liabilities incurred in connection with investment transactions, liabilities for dividends to stockholders declared and unpaid, other liabilities not incurred in connection with underwriting operations and liabilities arising out of the State Auto Mutual Reinsurance Book.

                  (e) STATE AUTO IC: State Auto IC hereby reinsures and assumes and State Auto Mutual hereby cedes and transfers to State Auto IC its Respective Percentage of all Net Liabilities under all contracts and policies of insurance, (including those ceded by State Auto IC and reinsured by State Auto Mutual as provided in paragraph 2(e)), on which State Auto Mutual is subject to liability and which are outstanding and in force on or after the effective date hereof.

                  Such liabilities shall include reserves for unearned premiums, outstanding losses (including unreported losses) and loss expenses and all other underwriting and administrative expenses, but shall not include intercompany balances, liabilities for federal income taxes, liabilities incurred in connection with investment transactions, liabilities for dividends to stockholders declared and unpaid, other liabilities not

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         incurred in connection with underwriting operations and liabilities arising out of the State Auto Mutual Reinsurance Book.

         5.       ASSET TRANSFER BY STATE AUTO MUTUAL:

                  (a) STATE AUTO P&C: In consideration of the agreements herein contained, State Auto Mutual hereby agrees that there has been or will be assigned and transferred to State Auto P&C an amount, in cash or other assets, equal to the aggregate of all liabilities of State Auto Mutual assumed by State Auto P&C under paragraph 4(a) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to State Auto P&C by State Auto Mutual all of the right, title and interest of State Auto Mutual in and to all assets relative to the underwriting operations of State Auto Mutual, due or that may become due, as evidenced by its books and records at the close of business on December 31, 1999, not including investments, accrued investment income, intercompany balances and bank deposits.

                  (b) MILBANK: In consideration of the agreements herein contained, State Auto Mutual hereby agrees that there has been or will be assigned and transferred to Milbank an amount, in cash or other assets, equal to the aggregate of all liabilities of State Auto Mutual assumed by Milbank under paragraph 4(b) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to Milbank by State Auto Mutual all of the right, title and interest of State Auto Mutual in and to all assets relative to the underwriting operations of State Auto Mutual, due or that may become due, as evidenced by its books and records at the close of business on December 31, 1999, not including investments, accrued investment income, intercompany balances and bank deposits.

                  (c) MIDWEST SECURITY: In consideration of the agreements herein contained, State Auto Mutual hereby agrees that there has been or will be assigned and transferred to Midwest Security an amount, in cash or other assets, equal to the aggregate of all liabilities of State Auto Mutual assumed by Midwest Security under paragraph 4(c) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to Midwest

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                  Security by State Auto Mutual all of the right, title and
                  interest of State Auto Mutual in and to all assets relative to the underwriting operations of State Auto Mutual, due or that may become due, as evidenced by its books and records at the close of business on December 31, 1999, not including investments, accrued investment income, intercompany balances and bank deposits.

                  (d) FARMERS CASUALTY: In consideration of the agreements herein contained, State Auto Mutual hereby agrees that there has been or will be assigned and transferred to Farmers Casualty an amount, in cash or other assets, equal to the aggregate of all liabilities of State Auto Mutual assumed by Farmers Casualty under paragraph 4(d) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to Farmers Casualty by State Auto Mutual all of the right, title and interest of State Auto Mutual in and to all assets relative to the underwriting operations of State Auto Mutual, due or that may become due, as evidenced by its books and records at the close of business on December 31, 1999, not including investments, accrued investment income, intercompany balances and bank deposits.

                  (e) State Auto IC: In consideration of the agreements herein contained, State Auto Mutual hereby agrees that there has been or will be assigned and transferred to State Auto IC an amount, in cash or other assets, equal to the aggregate of all liabilities of State Auto Mutual assumed by State Auto IC under paragraph 4(e) hereof, less a ceding commission equal to the sum of the acquisition expenses associated with the unearned premium reserves which are transferred as provided herein. There shall be included among the assets assigned and transferred to State Auto IC by State Auto Mutual all of the right, title and interest of State Auto Mutual in and to all assets relative to the underwriting operations of State Auto Mutual, due or that may become due, as evidenced by its books and records at the close of business on December 31, 1999, not including investments, accrued investment income, intercompany balances and bank deposits.

         6.       PREMIUM COLLECTION AND PAYMENT OF LOSSES:

                  As of the effective date of this Agreement and pursuant to the terms of the 2000 Management Agreement as amended from time to time, the 2000 Midwest Management Agreement, as amended from time to time, and the 2000 Farmers Casualty Management Agreement, as amended

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         from time to time, State Auto P&C, Milbank, Midwest Security, Farmers
         Casualty, and State Auto IC hereby authorize and empower State Auto Mutual to collect and receive all premiums and to take charge of, adjust and administer the payment of all losses with respect to any and all contracts and policies of insurance previously or thereafter issued by State Auto P&C, Milbank, Midwest Security, Farmers Casualty and State Auto IC and to reinsure or terminate all such contracts and policies, and in all respects to act as though said contracts and policies were issued by State Auto Mutual. State Auto Mutual agrees to administer the payment of all losses and loss adjustment expenses in connection with such contracts and policies. None of the foregoing is intended to affect or impair the direct obligation of State Auto P&C, Milbank, Midwest Security, Farmers Casualty and State Auto IC to their insureds under policies issued by State Auto P&C, Milbank, Midwest Security, Farmers Casualty, and State Auto IC, respectively.

         7.       PREMIUM PAYABLE BY STATE AUTO MUTUAL:

                  (a) STATE AUTO P&C: Commencing with the effective date of this Agreement, State Auto Mutual hereby agrees to pay to State Auto P&C its Respective Percentage of the Net Premiums written by the parties hereto. Similarly, commencing with the effective date of this Agreement, all losses, loss expenses, underwriting expenses, and administrative expenses chargeable to underwriting of the parties hereto (except for losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book), including the policyholder dividends, less all losses and expenses recovered and recoverable under reinsurance ceded to reinsurers other than the parties hereto, (except for catastrophe reinsurance ceded by State Auto Mutual, Farmers Casualty, Midwest Security, Milbank, and State Auto IC to State Auto P&C pursuant to a Property Catastrophe Overlying Excess of Loss Reinsurance Contract dated as of July 1, 1999 as amended January 1, 2000 in which State Auto P&C provides catastrophe coverage for the aforesaid companies for $135,000,000 of catastrophe losses and loss expenses in excess of $120,000,000 of such losses and loss expenses incurred by the Pooled Companies) (the "State Auto P&C Catastrophe Assumption Agreement") shall be prorated among the parties on the basis of the Respective Percentage of each. Accounts shall be rendered at quarterly intervals and shall be settled within sixty (60) days thereafter.

                  (b) MILBANK: Commencing with the effective date of this Agreement, State Auto Mutual hereby agrees to pay Milbank its Respective Percentage of the Net Premiums written by the parties hereto. Similarly, commencing with the effective date

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                  of this Agreement, all losses, loss expenses, underwriting expenses, and administrative expenses chargeable to underwriting of the parties hereto (except for losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book), including policyholder dividends, less all losses and expenses recovered and recoverable under reinsurance ceded to reinsurers other than the parties hereto, (except for the State Auto P&C Catastrophe Assumption Agreement) shall be prorated among the parties on the basis of the Respective Percentage of each. Accounts shall be rendered at quarterly intervals and shall be settled within sixty (60) days thereafter.

                  (c) MIDWEST SECURITY: Commencing with the effective date of this Agreement, State Auto Mutual hereby agrees to pay Midwest Security its Respective Percentage of the Net Premiums written by the parties hereto. Similarly, commencing with the effective date of this Agreement, all losses, loss expenses, underwriting expenses, and administrative expenses chargeable to underwriting of the parties hereto (except for losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book), including policyholder dividends, less all losses and expenses recovered and recoverable under reinsurance ceded to reinsurers other than the parties hereto, (except for the State Auto P&C Catastrophe Assumption Agreement) shall be prorated among the parties on the basis of the Respective Percentage of each. Accounts shall be rendered at quarterly intervals and shall be settled within sixty (60) days thereafter.

                  (d) FARMERS CASUALTY: Commencing with the effective date of this Agreement, State Auto Mutual hereby agrees to pay Farmers Casualty its Respective Percentage of the Net Premiums written by the parties hereto. Similarly, commencing with the effective date of this Agreement, all losses, loss expenses, underwriting expenses, and administrative expenses chargeable to underwriting of the parties hereto (except for losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book), including policyholder dividends, less all losses and expenses recovered and recoverable under reinsurance ceded to reinsurers other than the parties hereto, (except for the State Auto P&C Catastrophe Assumption Agreement) shall be prorated among the parties on the basis of the Respective Percentage of each. Accounts shall be rendered at quarterly intervals and shall be settled within sixty (60) days thereafter.

                  (e) STATE AUTO IC: Commencing with the effective date of this Agreement, State Auto Mutual hereby agrees to pay State Auto IC its Respective Percentage of the Net Premiums written by the parties hereto. Similarly, commencing with the effective date of this Agreement, all losses, loss expenses, underwriting expenses, and administrative expenses chargeable to underwriting of the parties hereto (except for losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book), including policyholder dividends, less all losses and expenses recovered and recoverable under reinsurance ceded to reinsurers other than the parties hereto, (except for the State Auto P&C Catastrophe Assumption Agreement) shall be prorated among the parties on the basis of the Respective Percentage of each. Accounts shall be rendered at quarterly intervals and shall be settled within sixty (60) days thereafter.

         8. OFFSET: It is understood and agreed that, insofar as is practicable and consistent with the purposes and intentions of this Agreement, the obligations of each company under this Agreement to transfer assets to the other company may, in whole or in part, be offset against the reciprocal reinsurance obligations of each company to the other company so that each company shall deliver hereunder only a net amount of assets required under such offset.

         9. GENERAL STATEMENT OF INTENT: It is the purpose and intent of this Agreement that:

                  (a) State Auto Mutual shall be liable as a reinsurer to State Auto P&C, Milbank, Midwest Security, Farmers Casualty, and State Auto IC on the policies and contracts of insurance of State Auto P&C, Milbank, Midwest Security, Farmers Casualty and State Auto IC respectively, issued and in force at 12:01 a.m., EST, January 1, 2000, or on which there were, at that time, unsettled claims or losses, and on policies and contracts thereafter issued by State Auto P&C, Milbank, Midwest Security, Farmers Casualty and State Auto IC to the extent of State Auto Mutual's Respective Percentage. Premiums, losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book from and after 12:01 a.m. EST January 1, 2000 are excluded from the scope of the 2000 Pooling Agreement.

                  (b) State Auto P&C shall be liable as a reinsurer to State Auto Mutual, Milbank, Midwest Security, Farmers Casualty and State Auto IC on the policies and contracts of insurance of State Auto Mutual, Milbank, Midwest Security, Farmers Casualty and State Auto IC, respectively, issued and in force at 12:01 a.m., EST, January 1, 2000, or on which there were, at that time, unsettled claims or losses, and on policies and contracts thereafter issued by State Auto Mutual, Milbank, Midwest Security, Farmers Casualty and State Auto IC to the extent of State Auto P&C's Respective Percentage. Premiums, losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book from and after 12:01 a.m. EST January 1, 2000 are excluded from the scope of the 2000 Pooling Agreement.

                  (c) Milbank shall be liable as a reinsurer to State Auto Mutual, State Auto P&C, Midwest Security, Farmers Casualty and State Auto IC on the policies and contracts of State Auto Mutual, State Auto P&C, Midwest Security, Farmers Casualty and State Auto IC, respectively, issued and in force at 12:01 a.m., EST, on January 1, 2000 or on which there were, at that time, unsettled claims or losses and on policies thereafter issued by State Auto Mutual, State Auto P&C, Midwest Security, Farmers Casualty and State Auto IC to the extent of Milbank's Respective Percentage. Premiums, losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book from and after 12:01 a.m. EST January 1, 2000 are excluded from the scope of the 2000 Pooling Agreement.

                  (d) Midwest Security shall be liable as a reinsurer to State Auto Mutual, State Auto P&C, Milbank, Farmers Casualty and State Auto IC on the policies and contracts of State Auto Mutual, State Auto P&C, Milbank, Farmers Casualty and State Auto IC, respectively, issued and in force at 12:01 a.m., EST, on January 1, 2000 or on which there were, at that time, unsettled claims or losses and on policies thereafter issued by State Auto Mutual, State Auto P&C, Milbank, Farmers Casualty and State Auto IC to the extent of Midwest Security's Respective Percentage. Premiums, losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book from and after 12:01 a.m. EST January 1, 2000 are excluded from the scope of the 2000 Pooling Agreement.

                  (e) Farmers Casualty shall be liable as a reinsurer to State Auto Mutual, State Auto P&C, Milbank, Midwest Security and State Auto IC on the policies and contracts of State Auto Mutual, State Auto P&C, Milbank, Midwest Security and State Auto IC, respectively, issued and in force at 12:01 a.m., EST, January 1, 2000 or on which there were, at that time, unsettled claims or losses, and on policies and contracts thereafter issued by State Auto Mutual, State Auto P&C, Milbank, Midwest Security and State Auto IC to the extent of Farmers Casualty's Respective Percentage. Premiums, losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book from and after 12:01 a.m. EST January 1, 2000 are excluded from the scope of the 2000 Pooling Agreement.

                  (f) State Auto IC shall be liable as a reinsurer to State Auto Mutual, State Auto P&C, Milbank, Midwest Security and Farmers Casualty on the policies and contracts of State Auto Mutual, State Auto P&C, Milbank, Midwest Security and Farmers Casualty, respectively, issued and in force at 12:01 a.m., EST, January 1, 2000 or on which there were, at that time, unsettled claims or losses, and on policies and contracts thereafter issued by State Auto Mutual, State Auto P&C, Milbank, Midwest Security and Farmers Casualty to the extent of State Auto IC's Respective Percentage. Premiums, losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book from and after 12:01 a.m. EST January 1, 2000 are excluded from the scope of the 2000 Pooling Agreement.

                  (g) The parties hereto shall, on and after 12:01 a.m., EST, January 1, 2000, participate on the basis of 46% for State Auto Mutual, 39% for State Auto P&C, 10% for Milbank, 1% for Midwest Security, 3% for Farmers Casualty, and 1% for State Auto IC in all of the underwriting operations of each of the six parties hereto. Premiums, losses, loss expenses, underwriting expenses and administrative expenses chargeable to the State Auto Mutual Reinsurance Book from and after 12:01 a.m. EST January 1, 2000 are excluded from the scope of the 2000 Pooling Agreement.

         10. LOSSES EXCLUDED: Notwithstanding any of the foregoing, the parties hereto understand and agree that this 2000 Pooling Agreement shall not apply to catastrophe losses and loss expenses for residential and commercial property to the extent such losses and loss expenses are covered by the State Auto P&C Catastrophe Assumption Agreement. Once the aforesaid $135,000,000 of coverage is exhausted by loss expenses and loss payments on behalf of any party hereto, under either the State Auto P&C Catastrophe Assumption Agreement or directly, all parties understand and agree that catastrophe losses and loss expenses in excess of $255,000,000 shall once again be ceded and assumed under the terms of the 2000 Pooling Agreement. All premiums attributable to the State Auto P&C Catastrophe Assumption Agreement are to be paid to State Auto P&C outside of the 2000 Pooling Agreement. All premiums, losses, loss expenses, underwriting expenses and administrative expenses attributable to the State Auto Mutual Reinsurance Book from and after 12:01 a.m. EST January 1, 2000 are outside the 2000 Pooling Agreement. In addition, this 2000 Pooling Agreement is subject to the Reserve Guaranty Agreement.

         11. LIABILITIES EXCLUDED: In addition to the liabilities set forth in paragraphs 2(a), 2(b), 2(c), 2(d), 2(e) and 10 above, this Agreement shall not apply to the investment operation or liabilities for federal income tax or other liabilities excluded by this Agreement.

         12. "FOLLOW THE FORTUNES": The reinsurance provided by the terms of this Agreement shall be subject to the same terms and conditions under which the original insurance was concluded, or which may be or may have been agreed to during the term of the original insurance contract.

         13. METHODS AND PROCEDURES: The president of State Auto Mutual, State Auto P&C, Milbank, Midwest Security, Farmers Casualty and State Auto IC, or any officer of any of these companies designated by said president, shall determine the methods and procedures, including accounting transactions, by which the terms of this Agreement shall be performed by and on behalf of the parties hereto.

         14. AMENDMENTS: This Agreement may be modified from time to time, so as to adapt its provisions to the varying conditions of the business of the Pooled Companies, by a mutual agreement in writing of the parties hereto, subject to ratification by the Board of Directors of each party and with the approval of the insurance regulatory officials from the State of Ohio, the State of South Carolina, the State of South Dakota, the State of Wisconsin, and the State of Iowa as required by law.

         15. TERM: This Agreement shall remain in full force and effect until canceled by agreement of the parties or by the giving of ninety (90) days notice by one of the parties to the other parties and to the respective domiciliary insurance department of each of the parties.

         16. INTERPRETATION: Wherever required to give the correct meaning throughout this Agreement, the singular shall be interpreted in the plural. Clerical errors or errors of involuntary or inadvertent omission or commission shall not be interpreted as a discharge of liability on behalf of any of the parties to this contract. Such errors shall be rectified at the time of discovery or as soon as practicable thereafter. Caption headings are for convenience only and are not intended to affect the construction of the terms hereof.

         17. INSOLVENCY: The reinsurance made under this Agreement (which the parties understand and agree excludes the State Auto Mutual Reinsurance Book for such business assumed on and after January 1, 2000) shall be payable by the assuming reinsurer on the basis of the liability of the ceding insurer under the contract or contracts reinsured without diminution because of the insolvency of the ceding insurer. In the event of insolvency of the ceding insurer, the liquidator or receiver or statutory successor of such insurer shall give written notice to the assuming reinsurer of the pendency of a claim against the insolvent ceding insurer on the policy or bond reinsured within a reasonable time after such claim is filed in the insolvency proceeding; that during the pendency of such claim the assuming reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated any defense or defenses which it may deem available to the ceding insurer or its liquidator or receiver or statutory successors; that the expense thus incurred by the assuming reinsurer shall be chargeable, subject to court approval, against the insolvent ceding insurer as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the ceding insurer solely as a result of the defense undertaken by the assuming reinsurer. The reinsurance made effective under this Agreement shall be payable by the assuming reinsurer to the ceding insurer or to the liquidator, receiver or statutory successor of the ceding insurer.

         18. ARBITRATION: In the event of any dispute hereafter arising with respect to this Agreement, State Auto Mutual, State Auto P&C, Milbank, Midwest Security, Farmers Casualty and State Auto IC hereby agree that such dispute shall, upon the request of the one of the parties, be submitted to arbitration. One arbitrator shall be chosen by each party and those arbitrators shall then select an umpire who shall hear and decide the issues to be arbitrated. If one party fails to name an arbitrator within thirty (30) days after receipt of a written request to do so, the party initiating the arbitration may choose the arbitrators. The decision of the umpire shall be final and binding on the parties. Each party shall bear the expense of its arbitrator and the cost of the umpire shall be shared equally. The arbitration shall take place at Columbus, Ohio or such other location upon which the parties may mutually agree.

         19. COUNTERPARTS: The 2000 Pooling Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date and the year first above written.


Attest                                             State Automobile Mutual
                                                   Insurance Company



/s/ John R. Lowther                   By /s/ Robert H. Moone
--------------------------               ---------------------------------
Secretary                                        President


                                                   State Auto Property and
                                                   Casualty Insurance Company


/s/ John R. Lowther                   By /s/ Robert H. Moone
--------------------------               ---------------------------------
Secretary                                      President


                                                 Milbank Insurance Company


/s/ John R. Lowther                   By /s/ Robert H. Moone
--------------------------               ---------------------------------
Secretary                                      President


                                                 Midwest Security
                                                 Insurance Company


/s/ John R. Lowther                   By /s/ Robert H. Moone
--------------------------               ---------------------------------
Secretary                                      President


                                                 Farmers Casualty
                                                 Insurance Company


/s/ John R. Lowther                   By /s/ Marion D. Houk
--------------------------               ---------------------------------
Assistant Secretary                            President

                                                 State Auto Insurance Company

/s/ John R. Lowther                   By /s/ Robert H. Moone
--------------------------               ---------------------------------
Secretary                                        President